Consolidated Statements of Comprehensive Income (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($) shares	Dec. 31, 2017 CNY (¥) shares	Dec. 31, 2016 CNY (¥) shares	Dec. 31, 2015 CNY (¥) shares
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax		¥ 0	¥ 0	¥ 0
Other comprehensive income, foreign currency translation adjustment, tax		0	0	0
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):
Net advertising revenues	$ 10,358	67,393	98,413	71,048
Paid services revenues	21,387	139,149	122,844	276,712
Cost of revenues	(8,770)	(57,057)	(29,057)	(49,363)
Sales and marketing expenses	(115)	(748)	(1,277)	(1,788)
General and administrative expenses	$ (960)	¥ (6,245)	¥ (260)	¥ (1,812)
Class A ordinary shares
Number of ordinary shares that each ADS represents | shares	8	8	8	8